SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                        ________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  February 26,
                              2004


                         GOLD KIST INC.
       (Exact Name of Registrant as Specified in Charter)




      Georgia                   2-59958           58-0255560
(State or Other            (Commission         (IRS Employer
 Jurisdiction of            File Number)       Identification
                            No.)                Incorporation)

     244 Perimeter Center Parkway, N.E., Atlanta, Georgia  30346
 (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 393-5000
      (Registrant's Telephone Number, including Area Code)

Item 5.     Other Events.

     On February 26, 2004, Gold Kist Inc. issued a press release.
A copy of such press release is included as an exhibit to this report and incorporated by reference into this Item 5.

Item   7.       Financial   Statements,   Pro   Forma   Financial
Information, and Exhibits.

Exhibit No.         Description

99                  Press Release, dated February 26, 2004.



                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GOLD KIST INC.



                              M. A. Stimpert
                              Senior Vice President Planning and
                              Admin.

Date:  February 26, 2004

[15954]


                        INDEX TO EXHIBITS

Exhibit No.         Description

99                  Press Release, dated February 26, 2004.